Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of GWG Holdings, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Murray T. Holland, Chief Executive Officer of the Company, and I, Timothy Evans, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ Murray T. Holland
Murray T. Holland
Chief Executive Officer

September 3, 2019

/s/ Timothy L. Evans
Timothy L. Evans
Chief Financial Officer

September 3, 2019